SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MSB Financial, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
          and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                  (set forth the amount on which the filing fee is calculated and state how it was determined)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials.

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                     [MSB FINANCIAL CORPORATION LETTERHEAD]

                               September 24, 1999


Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of MSB Financial, Inc., we cordially invite you to attend the 1999 Annual Meeting of Shareholders. The meeting will be held at 10:30 a.m. local time, on Tuesday, October 26, 1999 at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan.

     The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

     Your Board of Directors and management are committed to the continued success of MSB Financial, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                          Very truly yours,


                                          /s/ Charles B. Cook
                                          --------------------
                                          CHARLES B. COOK
                                          President and Chief Executive Officer

                               MSB FINANCIAL, INC.
                              107 North Park Street
                            Marshall, Michigan 49068
                                 (616) 781-5103


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 26, 1999


     Notice is hereby given that the annual meeting of shareholders of MSB Financial, Inc. will be held at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, on Tuesday, October 26, 1999, at 10:30 a.m. local time.

     A PROXY CARD AND A PROXY STATEMENT FOR THE ANNUAL MEETING ARE ENCLOSED.

     The annual meeting is for the purpose of considering and voting on the following proposals:

         Proposal 1.    Election of three directors of MSB Financial, each with
                        a term of three years;

         Proposal 2.    The  ratification  of the appointment of  Crowe, Chizek
                        and Company LLP as MSB Financial's independent auditors for the fiscal year ending June 30, 2000; and

such other matters as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

     The record date for the annual meeting is September 17, 1999. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

     Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the MSB Financial Board of Directors. Your proxy will not be used if you attend and vote at the annual meeting in person. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Mary L. LaFountain
                                           -----------------------
                                           MARY L. LAFOUNTAIN
                                           Secretary


Marshall, Michigan
September 24, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                               MSB FINANCIAL, INC.
                              107 North Park Street
                            Marshall, Michigan 49068
                                 (616) 781-5103
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 26, 1999
                              --------------------

     MSB Financial Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of MSB Financial common stock for use at MSB Financial's annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 24, 1999.

     Certain of the information provided herein relates to Marshall Savings Bank, F.S.B., a wholly owned subsidiary of MSB Financial.

TIME AND PLACE OF THE ANNUAL MEETING; MATTERS TO BE CONSIDERED

     Time and Place of the Annual Meeting. Our annual meeting will be held as follows:

         Date:    October 26, 1999
         Time:    10:30 a.m., local time
         Place:   Schuler's Restaurant
                  115 South Eagle Street
                  Marshall, Michigan

     Matters  to  be  Considered  at  the  Annual   Meeting.   At  the  meeting,
shareholders of MSB Financial are being asked to consider and vote upon the following proposals:

          o the election of three directors of MSB Financial, each with a term of three years;

          o        the ratification of the appointment of Crowe,  Chizek and
                   Company  LLP  as  MSB  Financial's   independent auditors for
                   the fiscal year  ending June 30,  2000; and

any other matters that may properly come before the MSB Financial annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

VOTING RIGHTS OF SHAREHOLDERS; VOTES REQUIRED FOR APPROVAL

     Voting Rights of Shareholders. We have fixed the close of business on September 17, 1999 as the record date for shareholders entitled to notice of and to vote at the MSB Financial annual meeting. Only holders of record of MSB Financial common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of MSB Financial common stock you own. On September 17, 1999, 1,255,806 shares of MSB Financial common stock were outstanding and entitled to vote at the annual meeting.

     We maintain an Employee Stock Ownership Plan ("ESOP") which owns 10.12% of MSB Financial common stock. Employees of MSB Financial and Marshall Savings Bank participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of MSB Financial common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" each of management's director nominees and "FOR" the proposal to ratify Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending June 30, 2000. As to shares for which the ESOP trustee receives no timely voting instructions, the trustee will not vote any such shares. The ESOP trustee will vote all of the shares of MSB Financial common stock held in the ESOP but not allocated to any participant's account in the manner directed by the majority of the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

     Votes Required for Approval. Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of MSB Financial common stock. This means that the director nominees with the most affirmative votes are elected to fill the available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees will have no effect on the vote on the election of directors.

     Ratification of the appointment of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending June 30, 2000 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of MSB Financial common stock. In cases where a shareholder abstains from voting on the proposal to ratify the appointment of Crowe, Chizek and Company LLP as our independent auditors, those shares will not be included in the vote total and, therefore, will have no effect on the outcome of the vote.

     Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will not be included in the vote totals with respect to those particular matters and, therefore, will have no effect on the outcome of the vote. However, under The Nasdaq Stock Market rules, if your broker holds you shares in its name, your broker is permitted to vote your shares on both matters to be considered at the annual meeting even if it does not receive voting instructions from you.

     THE MSB FINANCIAL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO RATIFY CROWE, CHIZEK AND COMPANY LLP AS MSB FINANCIAL'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

VOTING OF PROXIES; REVOCABILITY OF PROXIES; PROXY SOLICITATION COSTS

     Voting of Proxies. Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of MSB Financial common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

     Voting instructions are included on your proxy card. Shares of MSB Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to MSB Financial with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending June 30, 2000. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

     Revocability of Proxies. You may revoke your proxy before it is voted by:

          o       submitting a new proxy with a later date;

          o notifying the Corporate Secretary of MSB Financial in writing before the annual meeting that you have revoked your proxy; or

          o       voting in person at the annual meeting.

     If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of MSB Financial common stock on September 17, 1999, the record date for voting at the MSB Financial annual meeting.

     Proxy Solicitation Costs. We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of the September 17, 1999 voting record date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of MSB Financial common stock, (ii) each member of the MSB Financial Board of Directors, (iii) each executive officer of MSB Financial named in the Summary Compensation Table appearing under "Executive Compensation" below, and (iv) all current directors and executive officers of MSB Financial as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as MSB Financial.


                                                              Shares            Percent
                                                           Beneficially           of
       Beneficial Owners                                     Owned(1)            Class
-------------------------------------------------------    ------------         --------

  WILMOCO Capital Management, L.L.C.(2)                      120,538             9.60%
  300 River Place, Suite 5350
  Detroit, Michigan 48207

  MSB Financial, Inc. Employee Stock Ownership Plan(3)       127,075            10.12%

  Charles B. Cook, Director and Chief Executive              110,715             8.59%
     Officer(4)

  Richard L. Dobbins, Director(5)                             69,995             5.51%

  Karl F. Loomis, Director                                    24,232             1.91%

  Martin L. Mitchell, Director                                49,269             3.88%

  J. Thomas Schaeffer, Director(6)                            61,687             4.86%

  Aart VanElst, Chairman of the Board                         23,793             1.87%

  John W. Yakimow, Director(7)                                64,543             5.08%

  Directors and executive officers of the MSB Financial
  and Marshall Savings as a group (7 persons)(8)             404,234            29.44%

--------------------------------------------------------
(1) Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the named individuals are options to purchase shares of MSB Financial common stock as follows: Mr. Cook - 33,519 shares; Mr. Dobbins - 14,457 shares; Mr. Loomis - 11,280 shares; Mr. Mitchell - 14,456 shares; Mr. Schaeffer - 14,457 shares; Mr. VanElst - 14,457 shares; and Mr. Yakimow
      - 14,456 shares.
(2) Based on information provided by WILMOCO Capital Management, L.L.C. (the "WILMOCO") and Carl B. Smalls. Mr. Smalls is the Managing Director and Chief Executive Officer of WILMOCO.
(3) Represents shares held by the ESOP, 70,593 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of MSB Financial common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the ESOP trustee, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Unallocated shares will be voted in the manner directed by the majority of the ESOP participants who directed the trustee as to the voting of their allocated shares in the ESOP with respect to each such proposal.
(4) Includes 5,749 shares held solely by Mr. Cook's spouse and 17,184 shares allocated to Mr. Cook's account under the ESOP.
(5) Includes 1,998 shares held solely by Mr. Dobbins' spouse. (6) Includes 1,324 shares held solely by Mr. Schaeffer's spouse. (7) Includes 26,851 shares held solely by Mr. Yakimow's spouse.
(6)   Includes 1,324 shares held solely by Mr. Schaeffer's spouse.
(7)   Includes 26,851 shares held solely by Mr. Yakimow's spouse.
(8) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by
      trusts  of  which  the  group  member  is  a  trustee  or   substantial
      beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 117,082 shares of MSB Financial common stock granted to directors and executive officers.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     Our Board of Directors consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our nominees currently serve as MSB Financial directors.

     The table below sets forth information regarding our Board of Directors, including their age, position on the board and term of office. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.



                                                                                                               Term
                                               Position(s) Held with MSB Financial          Director            to
        Name                    Age(1)            and Marshall Savings Bank                 Since(2)          Expire
-----------------------    --------------- ----------------------------------------    ----------------    ------------
                                                   Director Nominees
                                                   -----------------

  Charles B. Cook                 51       President and Chief Executive Officer              1974             2002
  Karl F. Loomis                  51       Director                                           1995             2002
  J. Thomas Schaeffer             54       Director                                           1989             2002

                                             Directors Continuing in Office
                                             ------------------------------

  Aart VanElst                    95       Chairman of the Board                              1967             2001
  John W. Yakimow                 59       Director                                           1980             2001
  Richard L. Dobbins              54       Director                                           1979             2000
  Martin L. Mitchell              48       Director                                           1986             2000
-----------------------------
 (1)    At June 30, 1999.
 (2)    Includes service as a director of Marshall Savings Bank.


     The business experience during the last five years of each of the directors is as follows:

     Charles B. Cook. Mr. Cook is President and Chief Executive Officer of MSB Financial and Marshall Savings Bank. He has served in such capacities with MSB Financial since its incorporation in September 1994. Mr. Cook has been employed by Marshall Savings Bank since 1973 and was named Chief Executive Officer in 1974. In 1980 he was named President of Marshall Savings Bank.

     Dr. Karl F. Loomis. Dr. Loomis has been a laboratory director and pathologist since 1983 at Regional Medical Laboratories, Inc., a laboratory testing facility located in Battle Creek, Michigan. Dr. Loomis has served as President and Chief Executive Officer of Regional Medical Laboratories, Inc. since 1987.

     J. Thomas Schaeffer. Mr. Schaeffer is a partner in the law firm of Schaeffer, Meyer & MacKenzie located in Marshall, Michigan. Mr. Schaeffer's law firm acts as general counsel to Marshall Savings Bank.

     Aart VanElst. Mr. VanElst has been Chairman of the Board of Directors of MSB Financial since April 1995. Mr. VanElst is a retired oil jobber, having owned several retail service stations and a fuel oil delivery business in the Marshall, Michigan area. Mr. VanElst retired in 1979.

     John W. Yakimow. Mr. Yakimow retired as the General Manager of Corporate Research and Development at Eaton Corporation located in Marshall, Michigan. Mr. Yakimow had been employed by Eaton since 1971.

     Richard L. Dobbins. Mr. Dobbins is a partner in the law firm of Dobbins, Beardslee & Grinage, P.C., with offices in Marshall and Concord, Michigan. Mr. Dobbins' law firm acts as counsel to Marshall Savings Bank from time to time.

     Martin L. Mitchell. Mr. Mitchell is the Vice President and Chief Operations Officer of Starr Commonwealth, a human services organization located in Albion, Michigan. Mr. Mitchell joined Starr in 1970.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES; DIRECTOR COMPENSATION

     Meetings of MSB Financial. The MSB Financial Board met 14 times during fiscal 1999. All of the directors attended at least 75% of the Board meetings and meetings of the committees on which they served during the period they were directors. The principal standing committees of the MSB Financial Board are the Executive, Audit, Compensation and Nominating Committees.

     The Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of President Cook and Directors VanElst, Dobbins and Schaeffer. The Executive Committee did not meet during fiscal 1999.

     The Audit Committee is responsible for the review of the corporation's annual audit report prepared by our independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. All non-employee directors of MSB Financial serve on this committee. In fiscal 1999, this committee did not meet at the holding company level; however, Marshall Savings Bank's (our principal operating subsidiary) audit committee, which serves the same function and has the identical makeup, met once during fiscal 1999.

     The Compensation Committee is currently composed of Directors Loomis, Mitchell, VanElst and Yakimow. This committee is responsible for administering MSB Financial's 1995 Stock Option and Incentive Plan, 1997 Stock Option and Incentive Plan and Recognition and Retention Plan. This committee met twice during fiscal 1999.

     The entire Board of Directors acts as the Nominating Committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in MSB Financial's bylaws. Pursuant to our bylaws, nominations by shareholders must be delivered in writing to the Secretary of MSB Financial at least 90 days but no more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting is first made.

     Meetings of the Bank. The Marshall Savings Bank Board of Directors met 16 times during fiscal 1999. All of the directors attended at least 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

     Director Compensation. The members of the boards of directors of MSB Financial and Marshall Savings Bank are identical. Mr. Cook, the only MSB Financial and Marshall Savings Bank director who is also an employee of the company and the bank, receives no additional compensation for his service as a director. The non-employee directors received a $300 monthly retainer for service on the MSB Financial Board of Directors during fiscal 1999, plus $200 for each regular and special MSB Financial board meeting attended. During the same period, the non-employee directors received a $300 monthly retainer for service on the Marshall Savings Bank Board of Directors, plus $450 (except for the Chairman of the Board who received $500) and $250 for each regular and special Marshall Savings Bank board meeting attended, respectively. Marshall Savings Bank also paid each non-employee board member an additional $75 for each bank board committee meeting attended, except for attendance at Nominating Committee meetings for which no fees are paid.

     We have entered into deferred fee agreements with certain of our non-employee directors. Under the deferred fee arrangements, each non-employee director may make an annual election to defer receipt of all or a portion of his monthly director fees received from MSB Financial and Marshall Savings Bank. The deferred amounts are allocated to a deferral account and credited with interest at the rate equal to the rate on high grade long-term bonds. The deferred fee arrangements are unfunded, non-qualified agreements which provide for distribution of the amount deferred upon retirement, disability or a change in control of MSB Financial (as those terms are defined in such agreements) to participants or their designated beneficiaries. In addition, each participant is entitled to a death benefit payment of approximately $31,000, payable monthly over 15 years to designated beneficiaries. Life insurance on the plan participants has been purchased by us to fund the benefits that will be payable under these plans.

     J. Thomas Schaeffer, a director of MSB Financial and Marshall Savings Bank, is a partner in the law firm of Schaeffer, Meyer & MacKenzie, which firm acts as general counsel to Marshall Savings Bank. The legal fees received by the law firm for professional services rendered to Marshall Savings Bank during the fiscal year ended June 30, 1999 did not exceed 5% of the firm's gross revenues. Richard L. Dobbins, a director of MSB Financial and Marshall Savings Bank, is a partner in the law firm of Dobbins, Beardslee & Grinage, P.C. Such firm acts, from time to time, as counsel to Marshall Savings Bank. The legal fees received by the law firm from professional services rendered to Marshall Savings Bank during the fiscal year ended June 30, 1999 did not exceed 5% of the firm's gross revenues.

     Non-employee directors also received compensation during fiscal 1999 of $750 for attendance at educational and training seminars in connection with their service as members of Marshall Savings Bank's Board of Directors.

     Marshall Savings Bank pays the premiums on a $15,000 face value life insurance policy on behalf of each of the non-employee directors, with the exception of Chairman VanElst who is ineligible under the policy due to his age. The premiums paid on such life insurance policy totaled $117 in the aggregate for fiscal 1999.

EXECUTIVE COMPENSATION

     The following tables show the compensation paid to Mr. Cook, the President and Chief Executive Officer of MSB Financial and Marshall Savings Bank for the periods indicated. No other officer made in excess of $100,000 during fiscal 1999.

Summary Compensation Table


                                                                                       Long Term
                                                                                      Compensation
                                                        Annual Compensation(1)           Awards
                                                    ------------------------------ ------------------
                                                                                                         All Other
                                                         Salary          Bonus          Options         Compensation
Name and Principal Position                Year          ($)(2)           ($)              (#)              ($)
--------------------------------------- ----------- --------------- -------------- ------------------ -----------------

 Charles B. Cook                           1999        $113,775        $20,000             ---           $18,122(3)
   President, Chief Executive              1998         107,293         25,000           9,693            19,473
   Officer and Director                    1997         105,375         20,000             ---            15,240


---------------------------------------
 (1) Mr. Cook did not receive any additional benefits or perquisites which exceeded, in the aggregate, the lesser of 10% of his salary and bonus, or $50,000.
 (2) Includes $3,775, $1,293 and $3,375 paid to President Cook for appraisal services rendered to Marshall Savings Bank on construction loans during fiscal 1999, 1998 and 1997, respectively.
 (3) Represents payments on behalf of the executive, as follows: $14,222 to the ESOP and $3,900 to MSB Financial's 401(k) Plan.


Aggregated Option Exercises in Last Fiscal Year And FY-End Option/SAR Values


                                                          Number of Securities                 Value of Unexercised
                                                         Underlying Unexercised                In-the-Money Options
                           Shares                         Options at FY-End (#)                    FY-End ($)(1)
                          Acquired                    -----------------------------        -------------------------------
                             on           Value
                          Exercise      Realized
        Name                (#)           ($)         Exercisable     Unexercisable        Exercisable       Unexercisable
---------------------  -------------- -------------   ------------  ----------------       -----------       -------------

Charles B. Cook             ---            ---          33,519           15,884              $98,878         $65,919


---------------------
(1) The difference between the option exercise price and the market value of MSB Financial common stock at fiscal year end. The actual gain, if any, the executive realizes will depend on the market price of MSB Financial common stock at the time of exercise. "In-the-money" means the market price of the MSB Financial common stock is greater than the exercise price of the option on the date specified. At June 30, 1999, 39,710 of the 49,403 options reported were "in-the-money." We have not granted any stock appreciation rights to date.

EMPLOYMENT AGREEMENT

     Mr. Cook has an employment agreement with Marshall Savings Bank. The agreement provides for an annual base salary in an amount not less than the Mr. Cook's current salary and an initial term of three years. The agreement also provides for annual extensions of one year, in addition to the then-remaining term thereunder, on each anniversary of the effective date of the agreement (i.e., each July 1), subject to a formal performance evaluation performed by disinterested members of Marshall Savings Bank's Board of Directors. The agreement terminates upon the employee's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by Mr. Cook upon 90 days notice to us. For the fiscal year ended June 30, 1999, the disinterested members of Marshall Savings Bank's Board of Directors authorized the extension of President Cook's employment agreement for an additional year.

     The employment agreement provides for payment to Mr. Cook of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of Marshall Savings Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Marshall Savings Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of MSB Financial's common stock. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on his current compensation, if Mr. Cook was terminated as of June 30, 1999, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $329,000.

CERTAIN TRANSACTIONS

     We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to our officers, directors and employees. Loans to all officers and directors must be approved by two-thirds of the disinterested directors and loans to employees must be approved by our loan committee. All loans to our executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.


     PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     We have renewed our arrangement for Crowe, Chizek and Company LLP to be our independent auditors for the fiscal year ending June 30, 2000, subject to the ratification of the appointment by MSB Financial's shareholders. A representative of Crowe, Chizek and Company LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE MSB FINANCIAL BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS MSB FINANCIAL'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

             SHAREHOLDER PROPOSALS FOR THE YEAR 2000 PROXY STATEMENT

     In order to be eligible for inclusion in next year's proxy materials for the annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at our executive office located at 107 North Park Street, Marshall, Michigan 49068, on or before May 26, 2000. Any shareholder proposals received after June 29, 2000 but on or before July 29, 2000 may be considered for presentation at next year's annual meeting, although not included in the proxy statement. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from October 26, 2000, the shareholder proposal must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting is first made.

     All shareholder proposals for inclusion in MSB Financial's proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act 1934 and, as with any shareholder proposal, regardless of whether included in our proxy materials, MSB Financial's articles of incorporation and bylaws and Maryland law.


                                  OTHER MATTERS

     We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                               MSB FINANCIAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                October 26, 1999

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints the members of the Board of Directors of MSB Financial, Inc., and its survivor, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of MSB Financial common stock held of record by the undersigned at the close of business on September 17, 1999, at the annual meeting of shareholders, to be held on Tuesday, October 26, 1999, and/or at any and all adjournments or postponements thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

     Should a director nominee be unable to serve as a director, an event that MSB Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

                                               FOR         WITHHELD

I.    The  election  of  Charles B.            /_/           /_/
      Cook,  Karl F.  Loomis and J.
      Thomas Schaeffer as directors
      for a term to  expire  in the
      year 2002.

      INSTRUCTIONS: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH AN "X". TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE MARK THE BOX "FOR" WITH AN "X" AND WRITE THE NAME OF THE NOMINEE ON THE LINE PROVIDED BELOW FOR WHOM YOU WISH YOUR VOTE WITHHELD. TO WITHHOLD YOUR VOTE AS TO ALL NOMINEES MARK THE BOX "WITHHELD" WITH AN "X".

      -------------------------------------------------------------------------

                                               FOR        AGAINST       ABSTAIN


II.   Ratification   of   the                  /_/          /_/           /_/
      appointment of Crowe,  Chizek
      and    Company     LLP,    as
      independent  auditors for MSB
      Financial  for  the  fiscal
      year ending June 30, 2000.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy, if properly executed, will be voted FOR each of the proposals set forth herein. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

     The undersigned acknowledges receipt from MSB Financial, prior to the execution of this Proxy, of Notice of Annual Meeting, a Proxy Statement dated on or about September 24, 1999 and MSB Financial, Inc.'s Annual Report to Shareholders for the fiscal year ended June 30, 1999.

                              MSB FINANCIAL, INC.

--------------------------------------------------------------------------------
PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE -PAID ENVELOPE.

     This proxy may be revoked at any time before it is voted by delivering to the Secretary of MSB Financial, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of MSB Financial common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.
--------------------------------------------------------------------------------



                    Dated:  ________________________



                    -------------------------         -------------------------
                    PRINT NAME OF SHAREHOLDER         PRINT NAME OF SHAREHOLDER



                    -------------------------          ------------------------
                    SIGNATURE OF SHAREHOLDER           SIGNATURE OF SHAREHOLDER